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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 31, 1997

                   Advanta Automobile Receivables Trust 1997-1
             (Exact name of registrant as specified in its charter)
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

                    United States                         333-19733                        52-6850827
-------------------------------------------------- ------------------------ ------------------------------------
   (State or Other Jurisdiction of Incorporation)  (Commission File Number) (I.R.S. Employer Identification No.)

                  c/o Advanta Auto                                                          19044
                 Finance Corporation                                        ------------------------------------
               Attention: Kevin Shipe                                                    (Zip Code)
            300 Welsh Road, Building Four
                Horsham, Pennsylvania
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      (Address of Principal Executive Offices)
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        Registrant's telephone number, including area code (215) 444-4663
                                                           --------------
            ----------------------------------------------
     (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets

Description of the Securities and the Auto Loans

                  Advanta Auto Finance Corporation, as Sponsor, has registered an issuance of $300,000,000 in principal amount of Securities (the "Securities") on Form S-3. Pursuant to the Registration Statement, Advanta Automobile Receivables Trust 1997-1 (the "Trust") issued $55,575,000 Class A-1 Floating Rate Asset Backed Notes and $29,925,000 6.75% Class A-2 Asset Backed Notes (together, the "Notes") on March 31, 1997. The Trust also issued, in a private 7placement, $14,500,000 6.75% Asset Backed Certificates (the "Certificates"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of March 1, 1997, between the Trust and Bankers Trust Company, as Trustee and Trust Collateral Agent (the "Trustee" and the "Trust Collateral Agent", respectively).

                  The Notes evidence fractional undivided ownership interests in the Trust, the assets of which consist primarily of retail installment sales contracts and installment loans (the "Receivables") secured by new and used automobiles and light duty trucks financed thereby.

                  As of the Closing Date, the Receivables had the characteristics described in the Prospectus dated March 26, 1997 filed pursuant to Rule 424(b)(2) of the Act with the Commission.

                                                   2


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated as of March 26, 1997, among Advanta Auto Finance Corporation and Salomon Brothers Inc.

                  4.1 Indenture, dated as of March 1, 1997, between Advanta Automobile Receivables Trust 1997-1 and Bankers Trust Company, as Trustee and Trust Collateral Agent.

                  4.2 Trust Agreement, dated as of March 1, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

                  4.3 Sale and Servicing Agreement, dated as of March 1, 1997, among Advanta Automobile Receivables Trust 1997-1, as Issuer, Advanta Auto Finance Corporation, as Master Servicer, Advanta Auto Receivables Corp. I, as Seller, and Bankers Trust Company, as Trust Collateral Agent.


                  4.4 Note Guaranty Surety Bond, dated as of March 31, 1997 and delivered by Financial Security Assurance Inc.

                  10.1 Purchase Agreement, dated as of March 1, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

                  10.2 Indemnification Agreement, dated March 1, 1997, among Financial Security Assurance Inc., Advanta Auto Receivables Corp. I and Salomon Brothers Inc.

                  23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial Security Assurance Inc. and their report.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   ADVANTA AUTOMOBILE RECEIVABLES TRUST 1997-1

                   By:     Advanta Auto Finance Corporation, as Master Servicer

                            By:/s/ Mark T. Dunsheath
                               --------------------------------
                               Name:  Mark T. Dunsheath
                               Title: Vice President

Dated:  April 18, 1997

                                      4


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                                EXHIBIT INDEX
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Exhibit No.       Description

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
1.1               Underwriting Agreement, dated as of March 26, 1997, among Advanta Auto Finance
                  Corporation and Salomon Brothers Inc.

4.1 Indenture, dated as of March 1, 1997, between Advanta Automobile Receivables Trust 1997-1 and Bankers Trust Company, as Trustee and Trust Collateral Agent.

4.2               Trust Agreement, dated as of March 1, 1997, between Advanta Auto Receivables Corp. I, as Depositor, and Wilmington Trust Company, as Owner Trustee.

4.3               Sale and Servicing Agreement, dated as of March 1, 1997, among Advanta Automobile
                  Receivables Trust 1997-1, as Issuer, Advanta Auto Finance Corporation, as Master
                  Servicer, Advanta Auto Receivables Corp. I, as Seller, and Bankers Trust Company, as
                  Trust Collateral Agent.

4.4               Note Guaranty Surety Bond, dated as of March 31, 1997 and delivered by Financial
                  Security Assurance Inc.

10.1              Purchase Agreement, dated as of March 1, 1997, among Advanta Auto Finance Corporation, as Seller, and Advanta Auto Receivables Corp. I, as Purchaser.

10.2              Indemnification Agreement, dated March 1, 1997, among Financial Security Assurance
                  Inc., Advanta Auto Receivables Corp. I and Salomon Brothers Inc.

23.1              Consent of Coopers & Lybrand L.L.P. regarding financial statements of Financial
                  Security Assurance Inc. and their report.
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